                                                                    Exhibit 99.1


                                 CACHEFLOW INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (Unaudited; in thousands, except per share amounts)

                                                         Three Months Ended          Nine Months Ended
                                                             January 31,                January 31,
                                                       -----------------------   -----------------------
                                                           2001         2000         2001         2000
                                                       -----------   ---------   ----------   ----------
Net sales                                               $  21,225    $   8,033    $  76,218    $  16,483
Cost of goods sold                                          7,738        3,082       27,929        6,348
                                                        ---------    ---------    ---------    ---------
Gross profit                                               13,487        4,951       48,289       10,135

Operating expenses:
   Research and development                                 7,496        2,744       17,742        6,655
   Sales and marketing                                     22,367        9,255       53,705       17,829
   General and administrative                               3,425        1,302        7,991        2,798
   Stock compensation                                      38,942        8,634       57,507       26,869
   Goodwill amortization                                   29,718            -       54,299            -
   Acquired in-process technology                          32,200            -       32,200            -
                                                        ---------    ---------    ---------    ---------
Total operating expenses                                  134,148       21,935      223,444       54,151
                                                        ---------    ---------    ---------    ---------

Operating loss                                           (120,661)     (16,984)    (175,155)     (44,016)
Interest income, net                                        1,682        1,179        5,395        1,063
                                                        ---------    ---------    ---------    ---------
Net loss before income taxes                             (118,979)     (15,805)    (169,760)     (42,953)
Provision for income taxes                                   (227)           -         (396)           -
                                                        ---------    ---------    ---------    ---------
Net loss                                                 (119,206)     (15,805)    (170,156)     (42,953)
Accretion of preferred stock                                    -       (1,967)           -       (1,967)
                                                        ---------    ---------    ---------    ---------

Net loss available to common stockholders               $(119,206)   $ (17,772)   $(170,156)   $ (44,920)
                                                        =========    =========    =========    =========
Basic and diluted net loss per common
share                                                   $   (3.19)   $   (0.64)   $   (4.89)   $   (3.02)
                                                        =========    =========    =========    =========
Shares used in computing basic and
diluted net loss per common share                          37,311       27,603       34,778       14,871
                                                        =========    =========    =========    =========
Pro forma basic and diluted net loss per
   common share                                         $   (3.19)   $   (0.59)   $   (4.89)   $   (1.73)
                                                        =========    =========    =========    =========
Shares used in computing pro forma
basic and diluted net loss per common share (a)            37,311       30,151       34,778       25,914
                                                        =========    =========    =========    =========

Pro forma net loss per share, excluding
stock compensation expense, goodwill
amortization, acquired in-process
technology and accretion of preferred
stock:

Net loss available to common
stockholders                                            $(119,206)   $ (17,772)   $(170,156)   $ (44,920)
Add:  Stock compensation                                   38,942        8,634       57,507       26,869
      Goodwill amortization                                29,718            -       54,299            -
      Acquired in-process technology                       32,200            -       32,200            -
      Accretion of preferred stock                              -        1,967            -        1,967
                                                        ---------    ---------    ---------    ---------

Pro forma net loss excluding stock
  compensation, goodwill amortization, acquired
  in-process technology and accretion of preferred
  stock                                                 $ (18,346)   $  (7,171)   $ (26,150)   $ (16,084)

Pro forma basic and diluted net loss per
  common share excluding stock compensation,
  goodwill amortization, acquired in-process
  technology and accretion of preferred stock           $   (0.49)   $   (0.24)   $   (0.75)   $   (0.62)
                                                        =========    =========    =========    =========

Shares used in computing pro forma
  basic and diluted net loss per common share (a)          37,311       30,151       34,778       25,914
                                                        =========    =========    =========    =========

(a) The pro forma basic and diluted share calculations above reflect the cash exercise of certain warrants outstanding as of January 31, 2000 to purchase common shares, as if the exercises took place on the date of original issuance.

                                CACHEFLOW INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                (in thousands)

                                              January 31,        April 30,        January 31,
                                                2001               2000              2000
                                            -------------     ---------------    -------------
                                             (Unaudited)                          (Unaudited)
ASSETS
Current assets:
   Cash and cash equivalents                   $  42,803         $  91,532          $ 109,089
   Short-term investments                         52,550            33,788             18,651
   Accounts receivable, net                       17,309             3,112              2,766
   Inventories                                    14,224             4,741              4,248
   Prepaid expenses and other current assets       2,252             1,200                457
                                              ----------        ----------        -----------
Total current assets                             129,138           134,373            135,211

Property and equipment, net                       11,292             4,721              3,695
Goodwill, net                                    481,973                 -              4,896
Other assets                                       1,323             1,640              1,325
                                              ----------        ----------        -----------
Total assets                                   $ 623,726         $ 140,734          $ 145,127
                                              ==========        ==========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                            $   8,807         $   2,465          $   2,619
   Accrued payroll and related benefits            5,706             2,611              1,595
   Deferred revenue, short-term                    5,892             1,375              1,060
   Other accrued liabilities                      10,785             1,487                813
                                              ----------        ----------        -----------
Total current liabilities                         31,190             7,938              6,087

Deferred revenue, long-term
                                                   1,228               166                  -
                                              ----------        ----------        -----------
Total liabilities                                 32,418             8,104              6,087
Commitments
Stockholders' equity:
   Common stock                                        4                 4                  3
   Additional paid-in capital                    888,396           264,304            263,349
   Treasury stock                                 (1,787)             (570)              (509)
   Notes receivable from stockholders             (4,072)           (4,713)            (3,596)
   Deferred stock compensation
                                                 (36,726)          (43,489)           (55,062)
   Accumulated deficit                          (252,961)          (82,805)           (65,072)
   Accumulated other comprehensive loss           (1,546)             (101)               (73)
                                              ----------        ----------        -----------
Total stockholders' equity                       591,308           132,630            139,040
                                              ----------        ----------        -----------
Total liabilities and stockholders' equity     $ 623,726         $ 140,734          $ 145,127
                                              ==========        ==========        ===========